THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Global Public Equity Fund

(the “Fund”)

Supplement dated December 18, 2019

to the

Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2019, as supplemented April 1, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Cramer Rosenthal McGlynn LLC (“CRM”), Fairpointe Capital LLC (“Fairpointe”), Harris Associates, L.P. (“Harris”), Numeric Investors LLC (“Numeric”) and Robert W. Baird & Co. Incorporated (“Baird”) no longer serve as investment sub-advisers to the Fund. Accordingly, all references in the Prospectus and SAI to CRM, Fairpointe, Harris, Numeric and Baird are hereby deleted.